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                                                                   EXHIBIT 10.2


THIS WARRANT AND THE SHARES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND THE SHARES UNDERLYING THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF. IN ADDITION, THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

NO. W00052                                         Right to Purchase 50,000
                                                   Shares of Common Stock

                          COMMON STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, subject to the terms and conditions set forth herein, JOHN W. CAMPBELL ("Holder") is entitled to purchase from COVENTRY HEALTH CARE, INC., a Delaware corporation (the "Company"), at any time and from time to time, in whole or in part, during the period specified herein, up to Fifty Thousand (50,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Warrant Shares"), at an exercise price of $7.625 per share (the "Exercise Price"), which is the market price of the Company's Common Stock on December 21, 1998, the date the Company executed an agreement for the provision of legal services with Epstein Becker & Green, P.C. ("EBG") and agreed to the issuance of this Warrant. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 7 hereof.

        This Warrant is subject to the following terms, provisions, and conditions:

        1. Manner of Exercise; Issuance of Certificates; Payment for Warrant Shares. Subject to the provisions hereof, including Section 2 hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), and upon payment to the Company in cash or by certified or official bank check of the Exercise Price for the Warrant Shares specified in said Exercise Agreement. In addition, to the extent and when from time to time the Company generally makes available to its senior management the ability to do a cashless exercise of options issued under the Company's Amended and Restated 1998 Stock Incentive Plan, the Holder shall be entitled to do a cashless exercise of this Warrant on substantially similar terms. The Warrant Shares so purchased shall be deemed to be issued to the Holder or said Holder's designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise, the completed Exercise Agreement delivered, and payment made for the Warrant Shares being purchased as aforesaid. Certificates for the Warrant Shares so purchased,

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representing the aggregate number of shares specified in said Exercise
Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding seven (7) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of said Holder or such other name as shall be designated by said Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

        2. Period of Exercise. This Warrant is exercisable as follows: 16,667 Warrant Shares become exercisable on December 31, 1999; 16,667 Warrant Shares become exercisable on December 31, 2000; and 16,666 Warrant Shares become exercisable on December 31, 2001. This Warrant terminates at the close of business on January 4, 2009, subject to earlier termination as provided herein, at which time this Warrant shall expire and be of no further force and effect.

        3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

        (a) Warrant Shares to be Fully Paid. All Warrant Shares will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens, and charges.

        (b) Reservation of Shares. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

        (c) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

        (d) Registration of Warrant Shares. The Company will use its best efforts to register the Warrant Shares with the Securities and Exchange Commission on or before December 31, 1999.

        4. Non-Employee Compensation. The value realized by the Holder on the exercise of the Warrant is considered to be non-employee compensation and the Company will issue a Form 1099 to the Holder reporting any such compensation attributed to or received by the Holder.

        5. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        6.     Transfer, Exchange, and Replacement of Warrants and Warrant
Shares.

        (a) Restriction on Transfer. Anything in this Warrant to the contrary notwithstanding, this Warrant (and any Warrant for which this Warrant may

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               be exchanged or replaced) may not be transferred or assigned, except (i) by the Holder to a member of his Immediate Family (defined below) or a trust for the benefit of the Holder or a member of his Immediate Family, or (ii) by will or pursuant to the laws of descent and distribution; provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 6(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. For purposes of this paragraph, "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

        (b)    Warrant Exchangeable for Different Denominations. Subject to
               Section 6(a) hereof, this Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 6(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

        (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        (d) Cancellation. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this
               Section 6, this Warrant shall be promptly canceled by the Company.

        (e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

        (f) Investment Representation. By acceptance of this Warrant, the holder hereof hereby represents that: (i) such holder understands that neither this Warrant nor the Warrant Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and, in addition to the other restrictions on transfer set forth in this Warrant, neither this Warrant nor the Warrant Shares issuable upon exercise hereof may be transferred in the absence of an effective registration statement under the Securities Act and any applicable state securities laws or an exemption from the registration requirements thereof, and (ii) such holder is acquiring this Warrant for investment purposes only, and not with a view to the resale or distribution of this Warrant or the Warrant Shares. Following the exercise of this Warrant, the holder shall not

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               transfer the Warrant Shares except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or blue sky laws unless (x) the holder of this Warrant furnishes to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws and
               (y) the holder or transferee executes and delivers to the Company an investment letter in form and substance acceptable to the Company.

        7. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of Warrant Shares for which this Warrant may be exercised shall be decreased or increased proportionately and the Exercise Price shall be decreased or increased proportionately so that the aggregate Exercise Price for all of the Warrant Shares shall remain the same as immediately prior to such split, dividend or combination.

        In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spin-off or sale of assets) of the Company or a parent or subsidiary of the Company, the Board of Directors of the Company (the "Board") shall make such adjustments, if any, as it may deem appropriate in its sole discretion in the number, Exercise Price and kind of shares covered by the unexercised portions of this Warrant. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with a valid governmental statute, regulation or rule.

        8. Effects of Change In Control

        (a) Impact of Event. In the event of: (1) a "Change in Control" as defined in Section8(b); or (2) a "Potential Change in Control" as defined in Section 8(c), but only if and to the extent so determined by the Board of Directors of the Company (the "Board") after grant (subject to any right of approval expressly reserved by the Board at the time of such determination),

               (i) This Warrant to the extent not previously exercisable and vested shall become fully exercisable and vested.

               (ii) The value of this Warrant to the extent vested and
                    exercisable, shall, unless otherwise determined by the Board in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 8(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control.

        (b) Definition of Change in Control. For purposes of Section 8(a), a "Change in Control" means the happening of any of the following:

               (i)  any person or entity, including a "group" as defined in
                    Section 13(d)(3) of the Securities Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its

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                    Subsidiaries, becomes the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board); or

               (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

               (iii)during any period of two consecutive years, individuals who at the beginning of any such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

        (c)    Definition of Potential Change in Control. For purposes of
               Section 8(a), a "Potential Change in Control" means the happening of any one of the following:

               (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 8(b); or

               (ii) The acquisition of beneficial ownership, directly or
                    indirectly, by any entity, person or group (other than the Company or a subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Company's Amended and Restated 1998 Stock Incentive Plan.

        (d) Change in Control Price. For purposes of this Section 8, "Change in Control Price" means the highest price per share paid in any transaction

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               reported on the Nasdaq National Market or such other
               exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Board or, where applicable, the date on which a cash out occurs under Section 8(a)(ii).

        9. Termination of Warrant. In the event that (i) the contractual relationship between EBG and the Company or any successor of the Company is terminated other than in connection with a Change In Control or Potential Change in Control under Section 8, or (ii) the Holder ceases to work for EBG or (iii) the Holder no longer renders services to the Company as EBG's partner in charge of the Company's legal affairs, the Holder may exercise this Warrant, to the extent he was entitled to do so at the effective date of the occurrence of any of the foregoing events, at any time within ninety (90) days after the occurrence of any such event but in no event after the expiration of this Warrant (i.e., the expiration of ten years from the date of grant or such earlier expiration date as may be provided in this Warrant); provided, however, if the occurrence of any of the foregoing events was due to "Cause" attributable to the actions of Holder, this Warrant shall immediately lapse and expire. For purposes of this Warrant, "Cause" means (i) a felony conviction or the failure to contest prosecution for a felony, or (ii) willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company or any subsidiary or affiliate.

        10. Disability or Retirement. If Holder's services rendered to the Company on behalf of EBG are terminated by reason of Holder's disability or early or normal retirement from EBG, in accordance with EBG's policies and procedures, Holder may exercise that portion of this Warrant which was exercisable by him at the date of such termination at any time within three (3) years of the date of such termination; provided, however, that such exercise occurs within ten (10) years of the date this Warrant was granted to Holder or such earlier expiration date as may be provided in this Warrant.

        11. Death. If Holder dies during the term of the contractual relationship between EBG and the Company, and Holder is rendering services to the Company as EBG's partner in charge of the Company's legal affairs, that portion of this Warrant which was exercisable by Holder at the date of his death may be exercised by the legal representative of Holder's estate or the legatee or legatees under Holder's will for a period of twelve (12) months from the date of Holder's death, but in no event after ten (10) years from the date this Warrant was granted to Holder or such earlier expiration date as may be provided in this Warrant.

        12. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817, Attention: President (or Secretary), or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram, telex, or telecopy, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All

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notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram, telex or telecopy) the person entitled to receive such notice at the address of such person for purposes of this Section 12, or, if mailed, at the completion of the third (3rd) full day following the time of such mailing thereof to such address, as the case may be.

        13. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

        14.    Miscellaneous.

        (a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated, except by an instrument in writing signed by the party (or any predecessor interest thereof) against which enforcement of the same is sought.

        (b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, as of the 4th day of January, 1999.

                                        COVENTRY HEALTH CARE, INC.

                                 By: /s/ Allen F. Wise
                                    ---------------------------------
                                    Allen F. Wise
                                    President and Chief Executive Officer

[CORPORATE SEAL]

Attest:
/s/ Shirley R. Smith
----------------------------
Shirley R. Smith
Secretary

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                               EXERCISE AGREEMENT

                                            Dated:  _____________, _______

To:  _____________________

        The undersigned, pursuant to the provisions set forth in the within Warrant No. W00052, hereby agrees to purchase _________ shares of Common Stock of Coventry Health Care, Inc. covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_______________. Please issue a certificate or certificates for such shares of Common Stock in the name of (and pay cash for any fractional share(s)) to the following:

        Name:
                             --------------------------------

        SS No./ Tax ID No.:
                             --------------------------------

        Address:
                             --------------------------------


                             --------------------------------


                             --------------------------------


        Signature*:
                             --------------------------------

        --------
        * The above signature should correspond exactly with the name on the face of the within Warrant.

If the number of Warrant Shares exercised herein shall not be all of the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of the above signatory covering the balance of the Warrant Shares purchasable under the within Warrant, less any fraction of a share paid to the holder in cash.

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